EXXON MOBIL CORPORATION					EXHIBIT 99.2

1Q16 INVESTOR RELATIONS DATA SUMMARY (PAGE 1 of 4)

Earnings, $M		1Q16	4Q15	3Q15	2Q15	1Q15
Upstream
United States		(832)	(538)	(442)	(47)	(52)
Non-U.S.		756	1,395	1,800	2,078	2,907
Total		(76)	857	1,358	2,031	2,855
Downstream
United States		187	435	487	412	567
Non-U.S.		719	916	1,546	1,094	1,100
Total		906	1,351	2,033	1,506	1,667
Chemical
United States		581	520	526	735	605
Non-U.S.		774	443	701	511	377
Total		1,355	963	1,227	1,246	982

Corporate and financing		(375)	(391)	(378)	(593)	(564)
Net income attributable to ExxonMobil (U.S. GAAP)		1,810	2,780	4,240	4,190	4,940

Earnings per common share (U.S. GAAP)		0.43	0.67	1.01	1.00	1.17
Earnings per common share
- assuming dilution (U.S. GAAP)		0.43	0.67	1.01	1.00	1.17

Capital and Exploration Expenditures, $M
Upstream
United States		1,075	1,615	1,992	2,095	2,120
Non-U.S.		2,904	4,255	4,382	4,651	4,297
Total		3,979	5,870	6,374	6,746	6,417
Downstream
United States		189	236	242	266	295
Non-U.S.		339	543	344	361	326
Total		528	779	586	627	621
Chemical
United States		434	493	452	570	430
Non-U.S.		177	199	217	258	224
Total		611	692	669	828	654
Other		9	75	41	60	12

Total Capital and Exploration Expenditures		5,127	7,416	7,670	8,261	7,704

Exploration Expense Charged to Income, $M
Consolidated	- United States	108	60	45	40	37
	- Non-U.S.	246	459	278	329	274
Non-consolidated - ExxonMobil share	- United States	-	9	-	-	3
	- Non-U.S.	(10)	3	2	23	8
Exploration Expenses Charged to Income Included Above		344	531	325	392	322

Effective Income Tax Rate, %		19%	13%	32%	45%	33%

Common Shares Outstanding, millions
At quarter end		4,147	4,156	4,163	4,169	4,181
Average - assuming dilution		4,178	4,183	4,190	4,200	4,211

Total Cash and Cash Equivalents, $G1		4.8	3.7	4.3	4.4	5.2

Total Debt, $G		43.1	38.7	34.3	33.8	32.8

Cash Flow from Operations and Asset Sales, $G
Net cash provided by operating activities		4.8	4.3	9.2	8.8	8.0
Proceeds associated with asset sales		0.2	0.8	0.5	0.6	0.5
Cash flow from operations and asset sales		5.0	5.1	9.7	9.4	8.5

[1] Includes restricted cash of $0.0G in 1Q16, $0.0G in 4Q15, $0.0G in 3Q15, $0.1G in 2Q15, $0.1G in 1Q15.

EXXON MOBIL CORPORATION

1Q16 INVESTOR RELATIONS DATA SUMMARY (PAGE 2 of 4)

Net production of crude oil, natural gas	1Q16	4Q15	3Q15	2Q15	1Q15
liquids, bitumen and synthetic oil, kbd
United States	500	494	468	468	472
Canada / South America	476	452	425	364	368
Europe	218	222	197	199	200
Africa	565	543	531	522	519
Asia	726	722	651	685	678
Australia / Oceania	53	48	59	53	40
Total liquids production	2,538	2,481	2,331	2,291	2,277

Natural gas production available for sale, mcfd
United States	3,160	3,123	3,094	3,153	3,220
Canada / South America	258	241	229	262	310
Europe	2,775	2,504	1,495	1,718	3,447
Africa	2	4	7	8	2
Asia	3,794	4,103	3,910	4,265	4,282
Australia / Oceania	735	628	789	722	567
Total natural gas production available for sale	10,724	10,603	9,524	10,128	11,828

Total worldwide liquids and gas production, koebd	4,325	4,248	3,918	3,979	4,248

Refinery throughput, kbd
United States	1,602	1,649	1,681	1,702	1,807
Canada	398	390	391	373	393
Europe	1,269	1,483	1,504	1,524	1,473
Asia Pacific	729	679	687	539	681
Other Non-U.S.	187	194	194	192	192
Total refinery throughput	4,185	4,395	4,457	4,330	4,546

Petroleum product sales, kbd
United States	2,218	2,416	2,509	2,548	2,612
Canada	476	472	501	486	492
Europe	1,429	1,530	1,549	1,555	1,536
Asia Pacific	766	758	781	695	748
Other Non-U.S.	445	503	448	453	426
Total petroleum product sales	5,334	5,679	5,788	5,737	5,814

Gasolines, naphthas	2,211	2,330	2,382	2,376	2,363
Heating oils, kerosene, diesel	1,699	1,921	1,908	1,874	1,994
Aviation fuels	402	403	433	404	410
Heavy fuels	386	368	372	377	395
Specialty products	636	657	693	706	652
Total petroleum product sales	5,334	5,679	5,788	5,737	5,814

Chemical prime product sales, kt
United States	2,400	2,565	2,377	2,401	2,321
Non-U.S.	3,773	3,919	3,705	3,677	3,748
Total chemical prime product sales	6,173	6,484	6,082	6,078	6,069

EXXON MOBIL CORPORATION

1Q16 INVESTOR RELATIONS DATA SUMMARY (PAGE 3 of 4)

Earnings Factor Analysis, $M	1Q16 vs. 1Q15	1Q16 vs. 4Q15
Upstream
Prior Period	2,855	857
Realization	-2,580	-1,240
Volume / Mix	-100	170
Other	-250	140
Current Period	-76	-76
Downstream
Prior Period	1,667	1,351
Margin	-860	-470
Volume / Mix	10	-150
Other	90	170
Current Period	906	906
Chemical
Prior Period	982	963
Margin	250	260
Volume / Mix	80	-70
Other	40	200
Current Period	1,355	1,355

Upstream Volume Factor Analysis, koebd
Prior Period	4,248	4,248
Entitlements - Net Interest	5	3
Entitlements - Price / Spend / Other	31	-54
Quotas	-	-
Divestments	-41	-17
Growth / Other	82	145
Current Period	4,325	4,325

Sources and Uses of Funds, $G	1Q16
Beginning Cash	3.7
Earnings	1.8
Depreciation	4.8
Working Capital / Other	-1.8
Proceeds Associated with Asset Sales	0.2
PP&E Adds / Investments and Advances [1]	-4.5
Shareholder Distributions	-3.1
Debt / Other Financing	3.7
Ending Cash	4.8

1 PP&E Adds / Investments and Advances includes PP&E adds of ($4.6G) and net advances of $0.1G.

EXXON MOBIL CORPORATION

1Q16 INVESTOR RELATIONS DATA SUMMARY (PAGE 4 of 4)

Average Realization Data	1Q16	4Q15	3Q15	2Q15	1Q15
United States
ExxonMobil
Crude ($/b)	27.11	34.36	41.95	54.06	42.20
Natural Gas ($/kcf)	1.60	1.80	2.40	2.31	2.53

Benchmarks
WTI ($/b)	33.27	42.10	46.37	57.84	48.56
ANS-WC ($/b)	33.76	43.67	51.44	62.65	51.95
Henry Hub ($/mbtu)	2.09	2.27	2.77	2.65	2.99

Non-U.S.
ExxonMobil
Crude ($/b)	28.67	36.99	44.91	57.63	47.30
Natural Gas ($/kcf)	4.80	5.80	6.29	6.49	7.53
European NG ($/kcf)	5.05	6.11	6.67	7.06	7.43

Benchmarks
Brent ($/b)	33.89	43.69	50.26	61.92	53.97

The above numbers reflect ExxonMobil’s current estimate of volumes and realizations given data available as of the end of the first quarter of 2016.  Volumes and realizations may be adjusted when full statements on joint venture operations are received from outside operators.  ExxonMobil management assumes no duty to update these estimates.